UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 19, 2017

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

In connection with the offering of shares of Series C Liberty Formula One common stock (“FWONK”) of Liberty Media Corporation (the “Company”) by certain former shareholders of the Company, as described herein, the Company, together with its wholly owned subsidiary Delta Topco Limited (“Delta Topco”), entered into (i) an Amended and Restated Shareholders Agreement, dated as of September 19, 2017 (the “Amended and Restated Shareholders Agreement”), by and between the Company and the shareholders listed on Schedule A thereto (the “Shareholders”), and (ii) certain amendments to the documents governing the 2% fixed rate exchangeable redeemable loan notes due 23 July 2019 issued by Delta Topco (the “Notes”). In addition, affiliates of each of CVC Partners and Waddell & Reed caused their designee to the board of directors of Delta Topco to resign at the closing of such offering.

Amended and Restated Shareholders Agreement

The Amended and Restated Shareholders Agreement provides for certain amendments to the Shareholders Agreement, dated as of January 23, 2017, by and between the Company and the shareholders listed on Schedule A thereto, including:

•                  The elimination of demand and piggyback registration rights in favor of the Shareholders;

•                  The elimination of the position of shareholder representative, together the rights and obligations attendant to that position;

•                  The elimination of the right of first offer in favor of the Company with respect to certain third-party transfers of shares of FWONK;

•                  A requirement that holders of a majority of the then-total number of Registrable Securities (as defined therein and described below) approve any amendments of or waivers to the Amended and Restated Shareholders Agreement, provided that, with respect to any such approval sought, those holders failing to respond to a request for approval within 20 business days of the deemed receipt date shall be deemed to have granted their approval; and

•                  The termination of the Amended and Restated Shareholders Agreement upon no Registrable Securities remaining outstanding.

The Amended and Restated Shareholders Agreement continues to require the Company to maintain an effective shelf registration statement pursuant to which the Registrable Securities may be offered and sold, as more specifically described therein.  The “Registrable Securities” are generally comprised of those shares of FWONK acquired by the Shareholders at the closing of the Company’s acquisition of Delta Topco in January 2017, together with those shares of

FWONK issuable pursuant to the terms of the Notes, until such shares are transferred to third parties or, in certain circumstances, available for sale under Rule 144.

The foregoing description of the Amended and Restated Shareholders Agreement is subject in all respects to the full text thereof set forth in Exhibit 10.1 to this Current Report on Form 8-K.

Delta Topco Exchangeable Notes

Pursuant to a Consent to and Acknowledgement of Deed Poll Related to Exchangeable Redeemable Loan Note Instrument, dated September 19, 2017 (the “Note Consent”), the parties thereto amended the Notes pursuant to a Deed dated the same date and attached to the Note Consent as Exhibit A (the “Deed”), to among other things:

•                  Eliminate the right of any person holding 15% or more of the principal amount of notes issued on January 23, 2017 (together with any PIK interest issued thereon) to appoint a director to the board of Delta Topco;

•                  Eliminate the position of noteholder representative, together the rights and obligations attendant to that position;

•                  Require a notice to noteholders within 30 days if Delta Topco enters into certain forms of intercompany debt arrangements with the Company and/or its affiliates; and

•                  Require the holders of a majority of the then-outstanding principal amount of notes to approve any amendments of or waivers to the notes, provided that:

•                  once the Norges Bank group ceases to hold a majority of the then-outstanding notes, with respect to any such approval sought, those noteholders failing to respond to a request for approval within 20 business days of the deemed receipt date shall be deemed to have granted their approval;

•                  certain specified amendments to the notes which would affect all of the noteholders, such as changes to the maturity date, a reduction of the principal amount of notes, adverse changes to the exchange rights, redemption or subordination provisions or consent to assignment of rights by Delta Topco, may only be made with the approval of all holders of notes; and

•                  notwithstanding any of the foregoing, Delta Topco may unilaterally make amendments to the notes which are of benefit to or would provide additional rights to the noteholders, or to correct any ambiguities or defective provisions therein.

The foregoing description of the Note Consent and the Deed are subject in all respects to the full text thereof set forth in Exhibit 10.2 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On September 19, 2017, September 20, 2017 and September 22, 2017, the Company issued press releases announcing the launch, pricing and closing, respectively, of an underwritten public offering by certain selling stockholders of an aggregate of 17,697,330, respectively, shares of FWONK. Copies of these press releases are furnished with this Current Report on Form 8-K as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 and incorporated into this Item 7.01 by reference.

This Item 7.01 and the press releases furnished herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Name

10.1*	Amended and Restated Shareholders Agreement, dated September 19, 2017, by and among Liberty Media Corporation and the shareholders listed on Schedule A thereto
10.2*	Consent to and Acknowledge of Deed Poll Related to Exchangeable Redeemable Loan Note Instrument, dated September 19, 2017, by and among the Company, Delta Topco Limited and the other parties thereto
99.1*	Press Release dated September 19, 2017
99.2*	Press Release dated September 20, 2017
99.3*	Press Release dated September 22, 2017

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2017

LIBERTY MEDIA CORPORATION

	By:	/s/ Craig Troyer
		Name:	Craig Troyer
		Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary